                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A

     _____________________________________________________________________

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):   November 2, 1998



                                 AMEDISYS, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                        (State or Other Jurisdiction of
                        Incorporation or Organization)


         0-24260                                  11-3131700
 (Commission File Number)            (I.R.S. Employer Identification No.)


        3029 S. Sherwood Forest Blvd., Ste. 300  Baton Rouge, LA  70816
          (Address of principal executive offices including zip code)


                                (225) 292-2031
             (Registrant's telephone number, including area code)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     Inapplicable.


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Disposition

     On November 3, 1998, Amedisys, Inc. (the "Company") and CPII Acquisition Corp. ("CPII") entered into an Asset Purchase Agreement whereby the Company sold certain of the assets, subject to the assumption of certain liabilities, of its proprietary software system (Analytical Medical Systems) and home health care management division (Amedisys Resource Management) to CPII in exchange for $11,000,000 cash consideration. The assets being sold consist primarily of proprietary rights with respect to the home health information system developed and used by the Company and its subsidiaries; deposits, prepayments or prepaid expenses relating to the business; contracts; fixtures and equipment; books and records; rights under warranties; and claims, causes of action, chooses in action, rights of recovery and rights to set-off. The liabilities being assumed are those associated with the assumed contracts. The Company has also agreed to provide limited support services to CPII for the period of one year from the date of the agreement. This disposition has been deemed "significant." Accordingly, pro forma financial information illustrating the effect of the sale was filed as Annex "A" in the original current report on Form 8-K filed with the Commission November 10, 1998 and is incorporated herein by reference.

     Acquisition

     On November 2, 1998, Amedisys, Inc. signed a definitive agreement to purchase certain assets, subject to the assumption of certain liabilities, of 83 home care offices including 35 provider numbers of Columbia/HCA Healthcare Corporation located in Alabama, Georgia, Louisiana, North Carolina, Oklahoma and Tennessee. The Company had no material relationship with Columbia/HCA Healthcare Corporation prior to this transaction. The purchase price of $24,000,000 was calculated using various factors consistent with industry practice, including but not limited to: (i) a dollar figure per home care visit, (ii) number of patients, and (iii) state certificate of need requirements. A portion of the consideration, $10,000,000, less certain liabilities, was payable November 3, 1998 with the balance of $14,000,000 payable pursuant to a one-year promissory note at the prime rate of Union Planter's Bank of Louisiana plus 0.75%. The source for the cash portion of the consideration was from the sale of certain assets. The assets being purchased consist primarily of furniture, fixtures, and equipment; prepaid expenses; advances and deposits; inventory; office supplies; records and files; transferable governmental licenses and permits authorizations; and rights in, to and under specified licenses, contracts, leases, and agreements. The liabilities being assumed are the paid-time-off balances of the Columbia/HCA employees and obligations arising on or subsequent to the closing dates under the assumed contracts. The closing of the transaction will occur in two stages. Assets located in Louisiana and Oklahoma will be acquired November 16, 1998, and the remaining assets will be acquired November 30, 1998. Columbia/HCA has agreed that for a period of two years from the date of closing it will not compete with the Company in the business of providing skilled intermittent home care services in the counties/parishes currently served by the acquired offices. Such covenant does not apply to a home health agency that is acquired as part of an acquisition of a general acute care hospital, skilled nursing facility, ambulatory surgical facility, physician practice management company or assisted living facility. This acquisition is being accounted for as a purchase. The acquisition has been deemed "significant."

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

     Inapplicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Inapplicable.

ITEM 5.     OTHER EVENTS

     On November 2, 1998, the Company and CareSouth Home Health Services, Inc. ("CareSouth"), an affiliate of CPII Acquisition Corp., entered into a Master Corporate Guaranty of Service Agreement whereby the Company agreed to act as guarantor for each Agency Service Agreement between CareSouth and home health agencies which are owned or managed by the Company. Under the Agency Service Agreements, CareSouth has agreed to provide payroll processing, billing services, collection services, cost reporting services and software maintenance and support for the home health agencies. The Master Corporate Guaranty of Service Agreement consolidates the fee structure for the Agency Service Agreements. Under the consolidated fee structure, provided service fees are collected on a per visit basis, which may be adjusted depending on the cumulative number of annual visits.


ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Inapplicable.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The financial statements relating to the acquisition required pursuant to Article 3-05 of Regulation S-X are attached hereto as Annex A.

     (b)  Pro Forma Financial Information.

          The pro forma financial information relating to the acquisition required pursuant to Article 11 of Regulation S-X is attached hereto as Annex B.


ITEM 8.     CHANGE IN FISCAL YEAR

     Inapplicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AMEDISYS, INC.

                                    By: /s/ Mitchel G. Morel
                                        -----------------------------
                                        Mitchel G. Morel
                                        Chief Financial Officer, Principal
                                        Financial and Accounting Officer



DATE:  January 19, 1999

                                                                         ANNEX A


                      COLUMBIA/HCA HOME HEALTH SOUTHEAST

                      COMBINED STATEMENTS OF REVENUES AND
                      DIRECT OPERATING EXPENSES
                      FOR EACH OF THE THREE YEARS IN THE
                      PERIOD ENDED DECEMBER 31, 1997
                      TOGETHER WITH AUDITORS' REPORT

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of Amedisys, Inc.:

We have audited the accompanying combined statements of revenues and direct operating expenses of Columbia/HCA Home Health Southeast (see Note 1) for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the combined revenues and direct operating expenses of Columbia/HCA Home Health Southeast for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



New Orleans, Louisiana,
January 14, 1999

                  COLUMBIA/HCA HOME HEALTH SOUTHEAST (NOTE 1)

         COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                                (in thousands)

                                                                             (Unaudited)
                                                                             Nine Months
                                 For the Years Ended December 31,         Ended September 30,
                                 --------------------------------        ---------------------
                                  1995         1996         1997          1997           1998
                                 ------       ------       ------        ------         ------
Net patient service revenues     $86,218     $184,260     $279,866      $233,069       $103,249
                                 -------     --------     --------      --------       --------
Direct operating expenses:
 Personnel costs                  53,771      106,629      172,653       136,391         85,468
 Third party management fees       7,373       16,007       34,768        28,954         11,635
 Occupancy costs                   4,481        9,385       14,515        11,084          8,839
 Supplies                          4,209        7,482       13,306        10,602          5,277
 Contract services                 3,289        9,096        5,076         1,991          3,879
 Other operating expenses          2,975       10,844       15,472        11,367          8,802
                                 -------     --------     --------      --------       --------
  Total operating expenses        76,098      159,443      255,790       200,389        123,900
                                 -------     --------     --------      --------       --------
  Operating income (loss)        $10,120     $ 24,817     $ 24,076      $ 32,680       $(20,651)
                                 =======     ========     ========      ========       ========

       The accompanying notes are an integral part of these statements.

                      COLUMBIA/HCA HOME HEALTH SOUTHEAST

                   NOTES TO COMBINED STATEMENTS OF REVENUES

                         AND DIRECT OPERATING EXPENSES

                     DECEMBER 31, 1997, 1996 AND 1995 AND

                          SEPTEMBER 30, 1998 AND 1997

    (Data with respect to the periods ended September 30, 1997 and 1998 is unaudited)


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation
---------------------

On November 2, 1998, Amedisys, Inc. ("Amedisys") signed a definitive agreement (the "Acquisition Agreement") to purchase certain assets, subject to the assumption of certain liabilities, of 83 home care offices including 35 provider numbers from Columbia/HCA Healthcare Corporation ("Columbia") located in Alabama, Georgia, Louisiana, North Carolina, Oklahoma and Tennessee (collectively referred to herein as the Facilities). The Facilities provide home health services, primarily to Medicare patients, from offices maintained in communities located in the states listed above. Amedisys had no material relationship with Columbia/HCA Healthcare Corporation prior to this transaction. The purchase price for the Facilities was $24,000,000, plus or minus net current assets or liabilities assumed. Amedisys will account for the acquisition as a purchase. The estimated fair values of assets and liabilities acquired, as of the effective date of the transaction, are as follows (000's):


                 Prepaid expenses                      $   321
                 Inventory                                 207
                 Other current assets                        8
                 Accrued payroll expenses               (1,736)
                                                       -------
                 Net current liabilities                (1,200)
                 Property, plant and equipment           1,607
                 Intangible assets                      22,393
                                                       -------
                                                       $22,800
                                                       =======

The accompanying statements of revenues and direct operating expenses present the combined operating results of the home health agencies acquired by Amedisys. The direct operating expenses exclude costs such as allocated overhead (see
Note 2) which are not directly involved in revenue producing activities and depreciation and amortization since such costs are not relevant to financial analysis of the Facilities on an ongoing basis. The combined statements of revenues and direct operating expenses are not indicative of the financial condition or results of operations of the Facilities going forward because of the changes in the business and omission of various operating expenses as described above.

Revenues
--------

The Facilities have entered into agreements with third-party payers, including government programs and managed care health plans, under which the Facilities are paid for providing services to eligible patients at predetermined rates per diagnosis, fixed per diem rates, discounts from established charges or based on the costs, as defined, of providing such services. Revenues are recorded at estimated amounts due from patients and third-party payers for the health care services provided as those services are provided.

Over 90% of the revenues of the Facilities for the years ended December 31, 1995, 1996 and 1997 and the nine months ended September 30, 1998, relate to patients participating in the Medicare program. Reimbursement for home health care services provided to patients under the Medicare program has historically been based on reimbursement of costs, as defined, subject to certain limits. Final reimbursement is determined after submission of annual cost reports and audits thereof by the fiscal intermediaries. Settlements for services provided to Medicare beneficiaries are estimated and recorded in the period the related services are rendered and are adjusted in subsequent periods as final settlements are determined. Under the terms of the Acquisition Agreement, all receivables and payables associated with the Facilities' Medicare cost report settlements for all periods through the date of transfer of the assets to Amedisys are to be retained by Columbia. Columbia believes that adequate provisions have been made for adjustments that may result from final determination of amounts earned under these programs.

Contractual allowances as a percentage of gross revenues were approximately 23% for 1995, 21% for 1996, 29% for 1997 and 27% and 39% for the nine months ended September 30, 1997 and 1998, respectively. Effective for cost reporting years beginning after October 1, 1997, home health cost limits were reduced and per beneficiary limits were established which reduced payments to home health service providers. These changes in reimbursement limits were primarily responsible for operating losses incurred by the Facilities in the three months ended December 31, 1997 and in the nine months ended September 30, 1998. Additional regulations are expected to change the payment methodology for home health care services to Medicare patients from a cost based reimbursement system to a prospective payment system, but predicting the impact of such changes, or others that may result from changes in government programs is not possible at this time. The prospective payment system is expected to be effective for cost reporting years beginning after October 1, 1999, or subsequent.

The Facilities recognize revenue and receivables from government agencies that are significant to the Facilities operations, but the Facilities do not believe that there are significant credit risks associated with these receivables.

Income Taxes
------------

The operating results of the Facilities are included in the consolidated tax return of Columbia. No allocation of income taxes is made to the Facilities by Columbia.

Earnings Per Share
------------------

Earnings per share prior to the acquisition by Amedisys is not meaningful and is therefore not presented.

Use of Estimates
----------------

The accounting and reporting policies of the Facilities conform with generally accepted accounting principles. In preparing the financial statements, Columbia is required to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

2.   RELATED PARTY TRANSACTIONS:

Certain general and administrative expenses, (primarily insurance and employee benefits) are paid by Columbia on behalf of the Facilities, allocated to the Facilities monthly and are reflected in the respective caption in the accompanying statements of revenues and direct operating expenses.

Columbia also allocated certain general overhead expenses to the agencies monthly in the form of management fees; such allocations have been excluded from the accompanying statements of revenues and direct operating expenses. Columbia also credited or charged interest income or expense based on each Facility's intercompany account balance (if in excess of $50,000) with Columbia at an annual rate of 10%. Management fee and interest charges by Columbia to the Agencies are summarized below:

                                                                             (Unaudited)
                                                                             Nine Months
                                 For the Years Ended December 31,         Ended September 30,
                                 --------------------------------        ---------------------
                                  1995         1996         1997          1997           1998
                                 ------       ------       ------        ------         ------
Management fees                  $1,468      $10,873      $ 6,771       $5,639         $2,731
Interest                            177        2,212        4,353        3,637          1,413
                                 ------      -------      -------       ------         ------
                                 $1,645      $13,085      $11,124       $9,276         $4,144
                                 ======      =======      =======       ======         ======

3.   MANAGEMENT AGREEMENTS:

During 1995 through September 30, 1998, certain of the Facilities contracted with third party management companies to perform billing and collection services and other managerial services. Fees pursuant to these contracts were generally determined based upon a fixed dollar amount per home health visit, which ranged from $3 to $13. The material existing management agreements were not assumed by Amedisys under terms of the Acquisition Agreement.

4.   COMMITMENTS AND CONTINGENCIES:

Leases
------

The Company is committed under non-cancelable agreements for real estate and equipment which expire between 1999 and 2003 and require various minimum annual rentals. Total minimum rental commitments at December 31, 1997 are as follows:


                        1999         $2,790,000
                        2000          1,829,000
                        2001            826,000
                        2002            548,000
                        2003            195,000
                                     ----------
                                     $6,188,000
                                     ==========

Investigation Matters
---------------------

Government Investigation:  Physician Contract Authorized Investigative Demand
Subpoena:

On or about January 9, 1998, Columbia received a subpoena from the U. S. Attorney for the Middle District of Florida requesting records concerning physician contracts, durable medical equipment, pharmacy services contracts and similar kinds of arrangements. The relevant time period for the documents requested by the subpoena is January 1, 1989 through January 21, 1998. The investigation relates to Columbia's business practices. Columbia is cooperating in these investigations and understands, through written notice and other means, that it is a target in these investigations. Given the scope of the ongoing investigations, Columbia expects additional subpoenas and other investigative and prosecutorial activity to occur in these and other jurisdictions in the future. Were Columbia to be found in violation of federal or state laws relating to Medicare, Medicaid or similar programs, Columbia could be subject to substantial monetary fines, civil and criminal penalties and exclusion from participation in the Medicare and Medicaid programs.

Home Health Subpoena:

On or about July 16, 1997, Columbia received a subpoena regarding home health issues. Pursuant to this subpoena, documents were requested, inter alia, from the following hospitals and their home health agencies, all of which were acquired by Amedisys, Columbia Four Rivers Medical Center, Columbia Regional Medical Center, Dunwoody Medical Center, Parkway Medical Center, Redmond Regional Medical Center, West Paces Medical Center, Lakeview Regional Medical Center, Raleigh Community Hospital, Southern Hills Medical Center and Columbia Homecare Oklahoma (4 locations). Additionally, two Community Educators at Columbia Homecare Group received subpoenas duces tecum regarding home health issues.

Other Matters:

Columbia and/or its affiliates are defendants in various cases that are potentially national or regional in scope, as more fully described in Columbia's quarterly report filed with the Securities and Exchange Commission for the period ended September 30, 1998.

Columbia has agreed to indemnify Amedisys for any liabilities resulting from these matters, subject to certain thresholds and deductibles.

The accompanying statements of revenues and direct operating expenses do not include provision for any losses which might result from the outcome of the investigation matters described above.

                                                                         ANNEX B

                        AMEDISYS, INC. AND SUBSIDIARIES

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                           AS OF SEPTEMBER 30, 1998

                     (In 000's, except per share amounts)

                                                                                     Effect of     Columbia/HCA
                                                                                        Sale        Acquisition
                                                                     Historical       (Note C)       (Note D)        Pro Forma
                                                                     ----------      ---------     ------------      ---------
ASSETS
Current Assets:
  Cash                                                                $      0        $ 10,950       $ (8,792)       $  2,158
  Accounts Receivable, Net of Allowance for Doubtful Accounts            1,243            (347)             0             896
  Prepaid Expenses                                                         933              (5)           321           1,249
  Other Current Assets                                                   4,378               0            207           4,585
                                                                      --------        --------       --------        --------
      Total Current Assets                                               6,554          10,598         (8,264)          8,888

Notes Receivable from Related Parties                                      198               0              0             198

Property, Plant and Equipment, Net                                       6,533             (36)         1,607           8,104

Other Assets, Net                                                       10,122              (1)        22,393          32,514
                                                                      --------        --------       --------        --------
      Total Assets                                                    $ 23,407        $ 10,561   $     15,736        $ 49,704
                                                                      ========        ========       ========        ========
LIABILITIES

Current Liabilities:
  Notes Payable                                                       $  2,457    $        (50)             0        $  2,407
  Outstanding Checks in Excess of Bank Balance                           3,056               0              0           3,056
  Current Portion of Long-Term Debt and Short Term Debt                    927               0         14,000          14,927
  Accounts Payable                                                       2,406             (24)             0           2,382
  Accrued Expenses:
    Payroll and Payroll Taxes                                            1,529             (48)         1,736           3,217
    Insurance                                                              793               0              0             793
    Income Taxes                                                             0               0              0               0
    Other                                                                1,406              11              0           1,417
                                                                      --------        --------       --------        --------
        Total Current Liabilities                                       12,574            (111)        15,736          28,199

Long-Term Debt                                                           4,977               0              0           4,977
Other Long-Term Liabilities                                              1,136               0              0           1,136
                                                                      --------        --------       --------        --------
        Total Liabilities                                               18,687            (111)        15,736          34,312
                                                                      --------        --------       --------        --------
Minority Interest                                                            3               0              0               3
                                                                      --------        --------       --------        --------
STOCKHOLDERS' EQUITY

  Common Stock                                                               3               0              0               3
  Preferred Stock                                                            1               0              0               1
  Additional paid-in capital                                            12,006               0              0          12,006
  Treasury Stock                                                           (25)              0              0             (25)
  Stock Subscriptions Receivable                                            (1)              0              0              (1)
  Retained Earnings (deficit)                                           (7,267)         10,672              0           3,405
                                                                      --------        --------       --------        --------
      Total Stockholders' Equity                                         4,717          10,672              0          15,389
                                                                      --------        --------       --------        --------
        Total Liabilities and Stockholders' Equity                    $ 23,407        $ 10,561       $ 15,736        $ 49,704
                                                                      ========        ========       ========        ========

                        AMEDISYS, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                     (In 000's, except per share amounts)

                                                                       Effect of   Effect of  Columbia/HCA   Pro Forma
                                                                     Staffing Sale    Sale    Acquisition   Adjustments
                                                           Historical   (Note B)    (Note C)     (Note D)     (Note D)   Pro Forma
                                                           ---------    --------     ------     ---------     -------    ---------
Income:
     Service Revenue                                          21,896           0       (831)      103,249           0      124,314
     Cost of Service Revenue                                  12,729           0       (191)      123,900      (3,274)     133,164
                                                           ---------    --------     ------     ---------     -------    ---------
              Gross Margin                                     9,167           0       (640)      (20,651)      3,274       (8,850)
                                                           ---------    --------     ------     ---------     -------    ---------
General and Administrative Expenses:
     Salaries and benefits                                    12,524           0       (291)            0           0       12,233
     Other                                                    13,810           0       (594)            0         845       14,061
                                                           ---------    --------     ------     ---------     -------    ---------
              Total General and Administrative Expenses       26,334           0       (885)            0         845       26,294
                                                           ---------    --------     ------     ---------     -------    ---------
              Operating Income (loss)                        (17,167)          0        245       (20,651)      2,429      (35,144)
                                                           ---------    --------     ------     ---------     -------    ---------
Other Income and Expense:
     Interest income                                              37           0          0             0           0           37
     Interest expense                                           (760)          0         16             0        (893)      (1,637)
     Miscellaneous                                               115           0         (1)            0           0          114
                                                           ---------    --------     ------     ---------     -------    ---------
              Total Other Income and Expense                    (608)          0         15             0        (893)      (1,486)
                                                           ---------    --------     ------     ---------     -------    ---------
Income (loss) before income taxes, minority interest, and
   discontinued operations                                   (17,775)          0        260       (20,651)      1,536      (36,630)

Provision (benefit) for Estimated Income Taxes                (4,809)          0        104        (8,260)        614      (12,351)
                                                           ---------    --------     ------     ---------     -------    ---------
Income (loss) before Minority Interest and
 Discontinued Operations                                     (12,966)          0        156       (12,391)        922      (24,279)

Minority Interest in Consolidated Subsidiary                       0           0          0             0           0            0
                                                           ---------    --------     ------     ---------     -------    ---------
Income (loss)  Before Discontinued Operations                (12,966)          0        156       (12,391)        922      (24,279)

Discontinued Operations, Net of Income Tax                     4,495      (4,495)         0             0           0            0
                                                           ---------    --------     ------     ---------     -------    ---------
     Net Income (loss)                                     $  (8,471)   $ (4,495)    $  156     $ (12,391)    $   922    $ (24,279)
                                                           =========    ========     ======     =========     =======    =========

Weighted Average Common Shares Outstanding                     3,060         ---        ---           ---         ---        3,060

Income (loss) per share before cumulative effect of
    change in accounting principle                             (2.77)        N/A        N/A           N/A         N/A        (7.93)

                         AMEDISYS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                      (In 000's, except per share amounts)

                                                                Effect of    Effect of  Columbia/HCA   Pro Forma
                                                              Staffing Sale     Sale     Acquisition   Adjustments
                                                 Historical     (Note B)      (Note C)     (Note D)      (Note D)     Pro Forma
                                                 ----------   ------------   ---------  ------------    ----------    ----------
Income:
     Service Revenue                                37,204               0     (2,992)      279,866             0        314,078
     Cost of Service Revenue                        19,096               0       (310)      255,790       (15,994)       258,582
                                                 ---------    ------------   --------    ----------     ---------     ----------

               Gross Margin                         18,108               0     (2,682)       24,076        15,994         55,496
                                                 ---------    ------------   --------    ----------     ---------     ----------

General and Administrative Expenses:
     Salaries and benefits                          11,029               0       (359)            0             0         10,670
     Other                                          11,029               0       (595)            0         1,126         11,560
                                                 ---------    ------------   --------    ----------     ---------     ----------

               Total General and Administrative
                  Expenses                          22,058               0       (954)            0         1,126         22,230
                                                 ---------    ------------   --------    ----------     ---------      ---------

               Operating Income (loss)              (3,950)              0     (1,728)       24,076        14,868         33,266
                                                 ---------    ------------   --------    ----------     ---------      ---------

Other Income and Expense:
     Interest income                                    31               0          0             0             0             31
     Interest expense                                 (734)              0         40             0        (1,190)        (1,884)
     Miscellaneous                                    (130)              0         (6)            0             0           (136)
                                                 ---------    ------------   --------    ----------     ---------      ---------

               Total Other Income and Expense         (833)              0         34             0        (1,190)        (1,989)
                                                 ---------    ------------   --------    ----------     ---------      ---------

Income (loss) before income taxes, minority
    interest, and cumulative effect of change
    in accounting principle                         (4,783)              0     (1,694)       24,076        13,678         31,277

Provision (benefit) for Estimated Income Taxes      (1,675)              0       (678)        9,630         5,471         12,748
                                                 ---------    ------------   --------    ----------     ---------      ---------

Income (loss) before Minority Interest and
    Discontinued Operations                         (3,108)              0     (1,016)       14,446         8,207         18,529

Minority Interest in Consolidated Subsidiary           209               0          0             0             0            209
                                                 ---------    ------------   --------    ----------     ---------      ---------

Income (loss) Before Discontinued Operations        (2,899)              0     (1,016)       14,446         8,207         18,738

Discontinued Operations, Net of Income Tax           1,940          (1,940)         0             0             0              0
                                                 ---------    ------------   --------    ----------     ---------      ---------

     Net Income (loss) before cumulative
         effect of change in accounting
         principle                                   ($959)        ($1,940)   ($1,016)      $14,446        $8,207        $18,738
                                                 =========    ============   ========    ==========     =========      =========


Weighted Average Common Shares Outstanding           2,735              --        --             --            --          2,735

Income (loss) per share before cumulative
    effect of change in accounting principle        $(0.35)            N/A        N/A           N/A           N/A          $6.85


                        AMEDISYS, INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A.  Basis of Presentation

    On November 2, 1998, Amedisys, Inc. signed a definitive agreement to purchase certain assets, subject to the assumption of certain liabilities, of 83 home care offices including 35 provider numbers of Columbia/HCA Healthcare Corporation located in Alabama, Georgia, Louisiana, North Carolina, Oklahoma and Tennessee. Also on November 2, 1998, the Company and CareSouth Home Health Services, Inc. ("CareSouth"), an affiliate of CPII Acquisition Corp., entered into a Master Corporate Guaranty of Service Agreement whereby the Company agreed to act as quarantor for each Agency Service Agreement between CareSouth and home health agencies which are owned or managed by the Company. Under the Agency Service Agreements, CareSouth has agreed to provide payroll processing, billing services, collection services, cost reporting services and software maintenance and support for the home health agencies. The Master Corporate Guaranty of Service Agreement consolidates the fee structure for the Agency Service Agreements. Under the consolidated fee structure, service fees are collected on a per visit basis, which may be adjusted depending on the cumulative number of annual visits.

    On November 3, 1998, the Company sold certain assets, subject to the assumption of certain liabilities, of its proprietary software system (Analytical Medical Systems) and home heath care management division (Amedisys Resource Management) to CPII Acquisition Corp.

    The accompanying pro forma condensed consolidated balance sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the Columbia/HCA acquisition and the disposition discussed in the preceding paragraph occurred on September 30, 1998.

     The pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the nine month period ended September 30, 1998 have been prepared based upon certain pro forma adjustments to historical financial information, assuming the Columbia/HCA acquisition, the CareSouth transaction, and the disposition occurred on January 1, 1997.

     The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

     Basic net income (loss) per share of common stock is calculated by dividing net income (loss) applicable to common stock by the weighted average number of common shares outstanding during the year. Diluted net income (loss) per share is not presented because stock options and convertible securities outstanding during the periods presented were not dilutive.

B.   Staffing Division Effect of Sale

     On September 21, 1998, the Company sold certain assets, subject to the assumption of certain liabilities, of its wholly-owned subsidiaries of Amedisys Staffing Services, Amedisys Nursing Services, and Amedisys Home Health, Inc. to Nursefinders, Inc. The Company filed a Current Report on Form 8-K with the SEC on October 5, 1998. The accompanying historical statement of operations for the year ended December 31, 1997 has been restated to reflect the operating results of the staffing division as a discontinued operation.

C.   Software and Home Health Care Management Division Effect of Sale

     (1) Reflects the Software and Home Health Care Management Division financial position as of September 30, 1998 in the balance sheet in addition to the following adjustments:

          a. Increase to Cash of $11,000,000 to reflect the portion of the purchase price payable upon closing.

          b. Decrease to both Cash and Notes Payable of $50,000 to reflect the pay-down on the line of credit which is secured by accounts receivable.

     (2) Reflects the Software and Home Health Care Management Division operating results and direct overhead operating costs for the nine month period ending September 30, 1998 in the statement of operations, with an adjustment to the Company's income tax expense assuming an effective tax rate of 40%.

     (3) Reflects the Software and Home Health Care Management Division operating results and direct overhead operating costs for the fiscal year ended December 31, 1997 in the statement of operations, with an adjustment to the Company's income tax expense assuming an effective tax rate of 40%.

D. Columbia/HCA Acquisition

     (1) Balance Sheet Adjustments--

          a. Reflect a decrease in cash representing cash consideration paid at closing

          b. Reflect the fair values of the assets and liabilities acquired

          c. Reflect a short-term note payable representing the portion of purchase price financed with Columbia/HCA

     (2) Statement of Operations Adjustments--

          a. Reflect the operating results of the home health agencies acquired for the periods ending September 30, 1998 and December 31, 1997

          b. Reflect a decrease in third party management fees based upon estimated home health visits realized by Columbia/HCA and the management fee structure under the CareSouth service agreement

          c. Reflect the amortization of goodwill based upon a 25 year life and the depreciation of property, plant and equipment based upon estimated seven year average remaining useful life

          d. Reflect interest expense on the Columbia/HCA note payable

          e. Reflect the effect of adjustments a through d on the Company's income tax expense (benefit) assuming an effective tax rate of 40%

                                    EXHIBITS



Exhibit
  No.

  2.1(1)   Asset Purchase Agreement by and between CPII
           Acquisition Corp. and Amedisys, Inc.

  2.2(1)   Asset Purchase Agreement by and between Columbia/HCA
           Healthcare Corporation and Amedisys, Inc.

     (1)   Previously filed in the Company's Current Report on
           Form 8-K dated November 10, 1998, and incorporated herein by reference.